UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2013

Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11 Bermuda
(Address of principal executive offices)

(408) 830-9742
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of CFO and Appointment of Interim CFO

On October 4, 2013, Mary L. Dotz informed Alpha and Omega Semiconductor Limited (the "Company") that she will resign her position as Chief Financial Officer effective November 11, 2013. On October 6, 2013, the Board of Directors of the Company (the "Board") appointed Yifan Liang, the Chief Accounting Officer of the Company, to serve as the Interim Chief Financial Officer, also effective November 11, 2013. The Board will commence a search for a permanent Chief Financial Officer for the Company.

Yifan Liang, 49, has served as the Company's Chief Accounting Officer since October 2006 and has also served as the Company's Assistant Corporate Secretary since November 2009. Mr. Liang joined the Company in August 2004 as the Corporate Controller. Prior to joining the Company, Mr. Liang worked with PricewaterhouseCoopers LLP, or PwC, from 1995 to 2004 in various positions, including Audit Manager in PwC's San Jose office. Mr. Liang received his B.S. in management information system from the People's University of China and M.A. in finance and accounting from the University of Alabama.

On October 7, 2013, the Company issued a press release announcing Ms. Dotz's resignation as the Company's Chief Financial Officer and Mr. Liang's appointment as the Interim Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Reduction of Salaries of Executive Officers

On October 3, 2013, the Compensation Committee of the Board of the Company approved a temporary base salary reduction of 10% for each of the Company's current executive officers. The salary reduction is part of a cost-cutting measure which also applies to some of the Company's other employees. The reduction will be effective October 7, 2013 and will continue until December 31, 2013. The base salary reductions for the Company's executive officers are as follows:

Name	Position	Previous Annual Base Salary	New Annual Base Salary
Mike F. Chang	Chairman of the Board and Chief Executive	$403,142	$362,828
Mary L. Dotz	Chief Financial Officer and Corporate Secretary	$288,400	$259,560
Yueh-Se Ho	Director and Chief Operating Officer	$275,834	$248,251
Hamza Yilmaz	Chief Technology Officer	$275,834	$248,251
Tony Grizelj	Vice President of Sales	$237,930	$214,137
Yifan Liang	Chief Accounting Officer and Assistant Corporate Secretary	$212,180	$190,962

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 7, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha and Omega Semiconductor Limited
Date: October 7, 2013	By:	/s/ MIKE F. CHANG, PH.D. Mike F. Chang, Ph.D. Chief Executive Officer